UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21763

Name of Fund: Managed Account Series

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

BlackRock U.S. Mortgage Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2012

Date of reporting period: 04/30/2012

Item 1 – Report to Stockholders

April 30, 2012

Annual Report

Managed Account Series

▶ BlackRock U.S. Mortgage Portfolio

▶ Global SmallCap Portfolio

▶ Mid Cap Value Opportunities Portfolio

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Dear Shareholder

One year ago at this time, risk assets were in a broad retreat as political strife in Greece ignited fears about sovereign debt problems spreading across Europe and economic indicators signaled that the global recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. Early in August 2011, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became the dominant force in financial markets, driving asset prices up and down in lock step, in a risk on/risk off trading pattern. By the end of the third quarter in 2011, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October 2011 brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began making concerted efforts to stem the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as a number of factors elicited greater optimism. Sovereign debt problems in Europe became less pressing. Greece secured its second bailout package and completed the restructuring of its national debt. The European Central Bank gave financial markets a boost by providing additional liquidity through its long-term refinancing operations. The outlook for the global economy grew less dim as stronger data from the United States, particularly from the labor market, lifted sentiment. Hopes for additional monetary stimulus from the US Federal Reserve and strong corporate earnings pushed risk assets (including stocks, commodities and high yield bonds) higher through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The risk rally softened in late March, however, due to renewed fears about slowing growth in China and Europe’s debt troubles. Equity markets staggered downward in April as Spain’s financial situation became increasingly severe and elections in Greece and France added to uncertainty about the future of the euro zone. In the United States, disappointing jobs reports in April revealed that the recent acceleration in the labor market had been a short-lived surge. Overall, US economic data signaled that the pace of the recovery had slowed, but not to the extent that warranted additional monetary stimulus.

Thanks in large part to an exceptionally strong first quarter of 2012, equities and high yield bonds posted solid returns for the 6-month period ended April 30, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results; however, small-cap stocks finished in negative territory. International and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities, including corporate, government and municipal bonds, performed well despite recent yield volatility. US Treasury bonds finished strong, with an April rally erasing the effects of their broad sell-off during February and March. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain. Political uncertainty in Europe elevates concerns about additional flare ups in the debt crisis. Higher energy prices and slowing growth in China continue to pose risks for the global economy. Potential political leadership changes around the world create additional layers of uncertainty. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of April 30, 2012

	6-month	12-month

US large cap equities	12.77%	4.76%
(S&P 500® Index)

US small cap equities	11.02	(4.25)
(Russell 2000® Index)

International equities	2.44	(12.82)
(MSCI Europe, Australasia,
Far East Index)

Emerging market equities	3.93	(12.61)
(MSCI Emerging Markets
Index)

3-month Treasury	0.01	0.05
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	3.83	16.41
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	2.44	7.54
bonds (Barclays US
Aggregate Bond Index)

Tax exempt municipal	5.71	11.90
bonds (S&P Municipal
Bond Index)

US high yield bonds	6.91	5.89
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2012	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Portfolio”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended April 30, 2012, the Portfolio outperformed its benchmark, the Barclays US Mortgage-Backed Securities (“MBS”) Index.

What factors influenced performance?

•	The largest contributor to performance was the Portfolio’s exposure to risk assets, namely non-agency residential MBS, which have benefited significantly in 2012 year-to-date from cheap valuations, high loss-adjusted returns and the successful completion of three auctions from the US Federal Reserve’s Maiden Lane II portfolio. Positioning within agency MBS, most notably the Portfolio’s overweights to very low-coupon 15-year issues and very high-coupon 30-year issues, also had a positive impact on performance. Additionally, exposure to inverse interest-only (“IO”) agency MBS derivatives added to returns as these securities benefited from lower-than-expected prepayment speeds.
•	Detracting from relative performance was the Portfolio’s short duration position (lower sensitivity to interest rates) as rates generally fell during the period.

Describe recent portfolio activity.

•	During the 12-month period, the Portfolio reduced its overall agency MBS position and increased exposure to risk assets.
•	Within agency MBS, the Portfolio added exposure to lower-coupon issues early in the period given the attractive relative value they offered at that time. However, later in the period, the Portfolio shifted to overweight positions in very high-coupon Ginnie Mae (“GNMA”) issues and low-coupon 15-year MBS, where the incentive for borrowers to refinance was lower. The Portfolio held a corresponding underweight in the 4%-to-5% coupons given the greater refinancing incentives and tighter spread valuations in this range versus surrounding coupon rates. The Portfolio added to holdings of certain GNMA-guaranteed issues, thereby reducing the Portfolio’s underweight, as prices became more attractive later in the period.
•	The Portfolio increased exposure to risk assets as they cheapened in 2011, and the Portfolio began 2012 with allocations to non-agency residential MBS, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). The Portfolio later reduced exposure to these sectors on price strength following their strong performance. For non-agency MBS in particular, the Portfolio sold the higher-beta (greater sensitivity to market movements) sub-prime issues as their loss-adjusted yields moved to less attractive levels.

Describe portfolio positioning at period end.

•	As of period end, the Portfolio’s risk profile was at its lowest point in the last two years. The Portfolio held significantly reduced allocations to nonagency residential MBS, CMBS and ABS in the wake of the early-2012 rally in risk assets. While Portfolio management continues to like the non-agency MBS sector, the Portfolio reflected a preference for higher-quality issues in this space. Portfolio management generally seeks to add exposure to risk assets on opportunity, but remains cautious given the waning effect of the European Central Bank’s long-term refinancing operations and slight deterioration of US economic data.
•	Management continues to view agency MBS as an attractive asset class, while actively managing the Portfolio’s allocations with consideration of prepayment expectations. At period end, the Portfolio remained overweight relative to the Barclays US MBS Index in lower- and higher-coupon agency MBS, and underweight in middle coupons as management views this segment as the most vulnerable to heightened refinance activity. The Portfolio continued to hold lower-loan balance call-protected issues as well as GNMA inverse IO mortgage derivatives, which help to insulate the Portfolio from risks associated with reduced mortgage insurance premiums.
•	The Portfolio ended the period with a short duration bias versus the Barclays US MBS Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	88%
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	5
US Treasury Obligations	2

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA/Aaa[2]	94%
A	1
CCC/Caa	2
Not Rated	3

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations that are deemed AAA/Aaa by the investment advisor.
4	MANAGED ACCOUNT SERIES	APRIL 30, 2012

BlackRock U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.
[2]	The Portfolio invests primarily in mortgage-related securities.
[3]	This unmanaged index includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.
[4]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2012

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.63%	5.18%	7.46%	N/A	8.18%	N/A	7.18%	N/A
Investor A	2.29	5.05	7.11	2.83%	7.86	6.98%	6.87	6.23%
Investor C	1.64	4.66	6.36	5.36	7.06	7.06	6.08	6.08
Barclays US Mortgage-Backed
Securities Index	—	2.11	5.74	N/A	6.36	N/A	5.93	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10.
[6]	The Portfolio commenced operations on July 29, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual Including Interest Expense and Fees			Hypothetical[8] Including Interest Expense and Fees
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[7]	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,051.80	$3.52	$1,000.00	$1,021.43	$3.47	0.69%
Investor A	$1,000.00	$1,050.50	$4.79	$1,000.00	$1,020.19	$4.72	0.94%
Investor C	$1,000.00	$1,046.60	$8.65	$1,000.00	$1,016.41	$8.52	1.70%

	Actual Excluding Interest Expense and Fees			Hypothetical[8] Excluding Interest Expense and Fees
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[7]	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,051.80	$3.42	$1,000.00	$1,021.53	$3.37	0.67%
Investor A	$1,000.00	$1,050.50	$4.69	$1,000.00	$1,020.29	$4.62	0.92%
Investor C	$1,000.00	$1,046.60	$8.50	$1,000.00	$1,016.56	$8.37	1.67%

[7]	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	5

Fund Summary as of April 30, 2012	Global SmallCap Portfolio

Investment Objective

Global SmallCap Portfolio’s (the “Portfolio”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended April 30, 2012, the Portfolio posted a negative return and underperformed the MSCI World Index, but performed in line with the MSCI World Small Cap Index. Shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of the broader separately managed account. Comparisons of the Portfolio’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI World Small Cap Index.

What factors influenced performance?

•	During the 12-month period, the Portfolio benefited from stock selection in the energy and information technology (“IT”) sectors. The Portfolio’s overweight in health care and allocation to cash also added to performance. Within the energy and oil & gas exploration & production sectors, companies with drilling projects in Africa proved to be strong contributors, as did companies that were well-positioned in various shale projects. In IT, stock selection was positive across several industries, most notably communications equipment and software.
•	Conversely, stock selection in the health care, financials and consumer staples sectors detracted from returns, as did underweight positions in consumer discretionary, consumer staples and utilities. In health care, stock selection in biotechnology, health care equipment & supplies and health care providers & services notably hampered returns. In financials, stock selection and an underweight in real estate investment trusts (“REITs”) negatively impacted returns, as did stock selection in the insurance and diversified financial services industries. In consumer staples, holdings in food products and personal products detracted substantially.

Describe recent portfolio activity.

•	During the 12-month period, the Portfolio reduced exposure to auto components and increased exposure to internet retail and textiles and apparel manufacturers sub-industries within the consumer discretionary sector. In financials, the Portfolio reduced exposure to capital markets and real estate management & development while adding exposure to banks and consumer finance. In health care, the Portfolio increased exposure to health care equipment & supplies and pharmaceuticals while trimming exposure to life sciences tools & services. In industrials, the Portfolio added exposure to professional services and aerospace & defense. In IT, exposure was added to communications equipment, IT services and internet software & services companies. Conversely, the Portfolio trimmed exposures to computers & peripherals, electronic equipment, instruments & components and semiconductors & semiconductor equipment. Within materials, exposure to metals & mining was reduced.

Describe portfolio positioning at period end.

•	At period end, the Portfolio was overweight relative to the MSCI World Small Cap Index in the energy, health care and IT sectors, and underweight in consumer discretionary, financials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Africa Oil Corp.	2%
Ophir Energy Plc	1
Timken Co.	1
Polarcus Ltd.	1
Grifols SA	1
Oasis Petroleum, Inc.	1
Albemarle Corp.	1
Ryanair Holdings Plc — ADR.	1
Spirit AeroSystems Holdings, Inc., Class A	1
Fidelity National Financial, Inc, Class A	1

Geographic Allocations	Percent of Long-Term Investments
United States	49%
United Kingdom	8
Japan	6
Canada	5
Switzerland	4
Germany	3
France	2
Denmark	2
Singapore	2
Ireland	2
Spain	2
Other[1]	15

[1]	Other includes a 1% or less investment in each of the following countries and regions: China, Australia, Hong Kong, India, United Arab Emirates, Israel, Italy, Norway, Brazil, Bermuda, South Korea, Malaysia, Taiwan, Finland, Argentina, Belgium, Austria, Thailand, Indonesia, Portugal and Greece.
6	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees.
[2]	The Portfolio invests primarily in equity securities of small cap issuers from various foreign countries and the United States.
[3]	This unmanaged market capitalization-weighted index is comprised of a representative sampling of large, medium and small capitalization companies in 24 countries, including the United States.
[4]	This unmanaged broad-based index is comprised of small capitalization companies from 24 developed markets.
[5]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2012

	6-Month Total Returns	Average Annual Total Returns[6]
		1 Year	5 Year	Since Inception[7]
Global SmallCap Portfolio	8.54%	(7.03)%	3.05%	7.07%
MSCI World Index	7.54	(4.63)	(1.78)	3.22
MSCI World Small Cap Index	9.07	(7.04)	0.11	4.80

[6]	See “About Fund Performance” on page 10.
[7]	The Portfolio commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[8]	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Global SmallCap Portfolio	$1,000.00	$1,085.40	$0.00	$1,000.00	$1,024.86	$0.00	0.00%

[8]	Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	7

Fund Summary as of April 30, 2012	Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Portfolio”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended April 30, 2012, the Portfolio posted a negative return but outperformed its benchmark, the S&P MidCap 400® Value Index. Shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of the broader separately managed account. Comparisons of the Portfolio’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

•	The Portfolio’s performance relative to the S&P MidCap 400® Value Index benefited from stock selection in the consumer discretionary, energy, health care and IT sectors. Notable contributions within consumer discretionary came from hotel company Wyndham Worldwide Corp., builder Lennar Corp. and retailers Dollar Tree, Inc., Collective Brands, Inc., Dick’s Sporting Goods, Inc. and Foot Locker, Inc. In energy, stock selection among oil and gas companies offset the negative effects of overweighting the sector, which fell roughly 25% and was the poorest performing segment within the benchmark index. The Portfolio’s stock selection in health care more than compensated for negative results coming from its overweight in the poorly performing sector. Notable contributions from health care providers & services included Vertex Pharmaceuticals, Inc. and Pharmaceutical Product Development, Inc., which was acquired by affiliates of The Carlyle Group and Hellman & Friedman in October 2011. Within IT, an overweight and stock selection in software added to returns, as did holdings in IAC/InterActive Corp. and Motorola Mobility Holdings, Inc.
•	Conversely, stock selection in the financials and industrials sectors detracted from returns. Allocation detracted notably from performance, especially the Portfolio’s overweights in health care and energy. However, stock selection within these sectors compensated for the poor performance. Underweights in consumer staples, utilities and financials negatively impacted performance. Within financials, stock selection and an underweight in REITs were responsible for the majority of the negative performance. In industrials, stock selection in machinery detracted, as did a lack of ownership in the strong-performing trading companies & distributors industry.

Describe recent portfolio activity.

•	During the 12-month period, the Portfolio exited its positions in distributors and media within the consumer discretionary sector and increased exposure to specialty retail and food products. The Portfolio increased its exposures to banks and real estate development companies and decreased exposure to insurance companies and REITs. Exposure to health care was reduced, although the Portfolio remains overweight in the sector. Exposures to health care equipment & supplies, health care providers & services and life science tools & services were reduced while exposures were modestly increased in pharmaceuticals and biotechnology. In IT, the Portfolio increased exposures to semiconductors & semiconductor equipment, computers & peripherals and communications equipment while reducing its allocation to electronic equipment, instrument & components and internet software & services. Exposures to telecommunication services and utilities were also reduced.

Describe portfolio positioning at period end.

•	Relative to the S&P MidCap 400® Value Index, the Portfolio ended the period with its most notable overweights in the energy, health care and IT sectors. Conversely, the Portfolio was underweight in financials, industrials, materials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Omnicare, Inc.	2%
Brookdale Senior Living, Inc.	2
Forest City Enterprises, Inc., Class A	2
SM Energy Co.	2
Dupront Fabros Technology, Inc.	2
Everest Re Group Ltd.	2
CareFusion Corp.	2
Tenet Healthcare Corp.	1
Coventry Health Care, Inc.	1
CBRE Group, Inc.	1

Sector Allocations	Percent of Long-Term Investments
Financials	24%
Information Technology	14
Industrials	13
Health Care	12
Consumer Discretionary	12
Energy	9
Materials	7
Utilities	6
Consumer Staples	3

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees.
[2]	The Portfolio invests primarily in mid capitalization companies and follows an investing style that favors value investments.
[3]	This unmanaged index measures the performance of the mid-capitalization value sector of the US equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.
[4]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2012

	6-Month Total Returns	Average Annual Total Returns[5]
		1 Year	5 Year	Since Inception[6]
Mid Cap Value Opportunities Portfolio	10.71%	(0.10)%	4.13%	7.19%
S&P MidCap 400® Value Index	14.10	(1.20)	2.08	5.01

[5]	See “About Fund Performance” on page 10.
[6]	The Portfolio commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[7]	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Mid Cap Value
Opportunities Portfolio	$1,000.00	$1,107.10	$0.00	$1,000.00	$1,024.86	$0.00	0.00%

[7]	Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	9

About Fund Performance

•	Institutional Shares of BlackRock U.S. Mortgage Portfolio are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares of BlackRock U.S. Mortgage Portfolio are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.
•	Investor C Shares of BlackRock U.S. Mortgage Portfolio are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gains distributions, if any, at net asset value (“NAV”) on the payable date for BlackRock U.S. Mortgage Portfolio and on the ex-dividend date for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ investment advisor waived all of its fees and reimbursed all direct expenses of the Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio except extraordinary expenses and a portion of its investment advisory fee for BlackRock U.S. Mortgage Portfolio. Without such waiver and reimbursement, the Portfolios’ returns would have been lower.

Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Portfolio expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2011 and held through April 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	MANAGED ACCOUNT SERIES	APRIL 30, 2012

The Benefits and Risks of Leveraging

BlackRock U.S. Mortgage Portfolio may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

BlackRock U.S. Mortgage Portfolio may utilize leverage through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolio’s NAV positively or negatively in addition to the impact on the Portfolio’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolio and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolios’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Portfolio to incur losses. The use of leverage may limit the Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce income.

Derivative Financial Instruments

The Portfolios may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. A Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause a Portfolio to hold an investment that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	11

Schedule of Investments April 30, 2012	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
American Credit Acceptance Receivables Trust,
Series 2012-1, Class A1, 1.96%, 1/15/14 (a)	$4,030	$4,029,975
AmeriCredit Automobile Receivables Trust, Class A2:
Series 2010-4, 0.96%, 5/08/14	116	115,878
Series 2010-B, 1.18%, 2/06/14	42	42,488
Series 2012-1, 0.91%, 10/08/15	1,105	1,106,336
Ameriquest Mortgage Securities, Inc.,
Series 2006-R1, Class A2C, 0.43%, 3/25/36 (b)	142	141,099
Bayview Financial Acquisition Trust, Series 2006-C,
Class 2A2, 0.47%, 11/28/36 (b)	318	310,286
Capital Auto Receivables Asset Trust, Series 2007-4,
Class A4A, 5.30%, 5/15/14	62	62,146
CarNow Auto Receivables Trust, Series 2012-1A,
Class A, 2.09%, 1/15/15	394	393,994
Citigroup Mortgage Loan Trust, Inc., Series 2007-FS1,
Class 2A1A, 1.24%, 10/25/37 (a)(b)	2,705	1,150,033
Conseco Financial Corp., Series 1999-5, Class A6,
7.50%, 3/01/30 (b)	683	544,343
Countrywide Asset-Backed Certificates (b):
Series 2004-6, Class 2A4, 0.69%, 11/25/34	80	74,286
Series 2006-7, Class 2A3, 0.39%, 4/25/46	1,058	806,722
Series 2006-13, Class 3AV2, 0.39%, 1/25/37	183	125,778
Series 2006-22, Class 2A2, 0.35%, 5/25/47	961	933,803
Series 2007-7, Class 2A2, 0.40%, 10/25/47	1,149	1,036,752
Credit Acceptance Auto Loan Trust, Series 2012-1A,
Class A, 2.20%, 9/16/19 (a)	1,995	2,000,290
Credit-Based Asset Servicing & Securitization LLC,
Series 2006-CB5, Class A4, 0.49%, 6/25/36 (b)	5,213	1,858,424
DT Auto Owner Trust, Series 2012-1A, Class A,
1.05%, 1/15/15 (a)	525	525,000
First Franklin Mortgage Loan Asset- Backed
Certificates, Series 2006-FF12, Class A4,
0.38%, 9/25/36 (b)	530	347,713
First NLC Trust, Series 2005-4, Class A3,
0.51%, 2/25/36 (b)	455	351,660
GSAA Trust, Series 2006-5, Class 2A2,
0.42%, 3/25/36 (b)	885	406,623
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2C, 0.48%, 5/25/37 (b)	660	277,201
Morgan Stanley ABS Capital I, Series 2006-HE4,
Class A4, 0.48%, 6/25/36 (b)	1,500	553,701
Nelnet Student Loan Trust, Series 2008-3, Class A4,
2.14%, 11/25/24 (b)	500	515,329
Residential Asset Mortgage Products Inc.,
Series 2007-RS2, Class A1, 0.36%, 5/25/37 (b)	31	30,622
Santander Consumer Acquired Receivables Trust,
Series 2011-WO, Class A2, 0.91%, 11/15/13 (a)	329	329,056
Santander Drive Auto Receivables Trust, Class A2:
Series 2010-2, 0.95%, 8/15/13	71	70,955
Series 2010-A, 1.37%, 8/15/13 (a)	592	592,419
Series 2010-B, 1.01%, 7/15/13 (a)	210	209,725
Series 2012-1, 1.25%, 4/15/15	2,700	2,708,135
Scholar Funding Trust, Series 2011-A, Class A,
1.37%, 10/28/43 (a)(b)	1,336	1,283,070

Asset-Backed Securities	Par (000)	Value
SLM Student Loan Trust (b):
Series 2008-5, Class A3, 1.77%, 1/25/18	$475	$485,066
Series 2010-1, Class A, 0.64%, 3/25/25	548	544,602
Series 2010-C, Class A1, 1.89%, 12/15/17 (a)	475	476,086
Series 2012-B, Class A1, 1.34%, 12/15/21 (a)	680	680,000
Soundview Home Equity Loan Trust, Series
2005-OPT3, Class A4, 0.54%, 11/25/35 (b)	428	399,670
Total Asset-Backed Securities — 16.7%		25,519,266

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 10.7%
Adjustable Rate Mortgage Trust, Series 2007-1,
Class 3A21, 5.67%, 3/25/37 (b)	374	354,564
Banc of America Alternative Loan Trust, Series
2004-3, Class 4A1, 5.00%, 4/25/19	468	473,411
Banc of America Funding Corp., Series 2006-A,
Class 3A2, 2.85%, 2/20/36 (b)	144	77,713
Banc of America Mortgage Securities, Inc. (b):
Series 2003-3, Class 2A1, 0.79%, 5/25/18	49	46,978
Series 2005-G, Class 2A4, 2.81%, 8/25/35	2,050	1,518,898
Series 2005-I, Class 2A5, 2.75%, 10/25/35	945	708,801
BCAP LLC Trust, Series 2009-RR13, Class 21A1,
5.20%, 1/26/37 (a)(b)	699	720,355
Citigroup Mortgage Loan Trust, Inc., Series 2009-11,
Class 6A1, 1.59%, 10/25/35 (a)(b)	103	99,335
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	652	663,150
Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	282	281,987
Series 2005-03CB, Class 1A4, 5.25%, 3/25/35	136	120,873
Series 2005-34CB, Class 1A6, 5.50%, 9/25/35	106	105,746
Series 2005-47CB, Class A2,
0.74%, 10/25/35 (b)	229	131,355
Series 2006-19CB, Class A15, 6.00%, 8/25/36	585	438,062
Series 2006-19CB, Class A16, 6.00%, 8/25/36	521	365,994
Series 2006-41CB, Class 1A3, 6.00%, 1/25/37	282	197,218
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37	569	391,103
Series 2007-HY4, Class 4A1,
5.27%, 6/25/47 (b)	248	167,835
Series 2008-2R, Class 2A1, 6.00%, 8/25/37	429	302,754
Series 2008-2R, Class 3A1, 6.00%, 8/25/37	519	414,379
Series 2008-2R, Class 4A1, 6.25%, 8/25/37	1,079	763,216
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35	668	634,594
Series 2006-0A5, Class 2A1,
0.44%, 4/25/46 (b)	419	235,950
Series 2006-0A5, Class 3A1,
0.44%, 4/25/46 (b)	228	144,520
Series 2007-15, Class 1A29, 6.25%, 9/25/37	372	324,421
Series 2007-8, Class 1A4, 6.00%, 1/25/38	951	769,799
Series 2007-HY5, Class 3A1,
5.81%, 9/25/37 (b)	845	669,593

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	HKD	Hong Kong Dollar
	AUD	Australian Dollar	IDR	Indonesian Rupiah
	CHF	Swiss Franc	JPY	Japanese Yen
	DKK	Danish Krone	LIBOR	London Interbank Offered Rate
	EUR	Euro	TBA	To Be Announced
See Notes to Financial Statements.	GBP	British Pound	USD	US Dollar

12	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Credit Suisse Mortgage Capital Certificates,
Series 2006-8, Class 1A1, 4.50%, 10/25/21	$590	$498,574
Deutsche Alt-A Securities, Inc. Alternate Loan Trust,
Series 2005-1, Class 1A1, 0.74%, 2/25/35 (b)	1,519	1,116,803
GSR Mortgage Loan Trust, Series 2007-4F,
Class 1A1, 5.00%, 7/25/37	1,667	1,361,823
IndyMac INDA Mortgage Loan Trust, Series
2007-AR1, Class 3A1, 5.53%, 3/25/37 (b)	518	378,561
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2, 5.88%, 6/25/21	159	152,851
MLCC Mortgage Investors, Inc., Series 2003-F,
Class A1, 0.88%, 10/25/28 (b)	177	160,058
Morgan Stanley Reremic Trust, Series 2010-R5,
Class 5A, 0.47%, 1/26/37 (a)(b)	289	280,179
MortgageIT Trust, Series 2004-1, Class A1,
1.02%, 11/25/34 (b)	611	573,577
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS, Class 1A1, 0.56%, 10/25/35 (b)	264	160,842
Wells Fargo Mortgage-Backed Securities Trust:
Series 2007-8, Class 2A2, 6.00%, 7/25/37	261	254,863
Series 2007-10, Class 1A21, 6.00%, 7/25/37	231	206,989
		16,267,724
Commercial Mortgage-Backed Securities — 5.2%
Banc of America Large Loan, Inc., Series 2010-HLTN,
Class HLTN, 1.99%, 11/15/15 (a)(b)	3,387	3,178,035
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2002-PB2, Class A4,
6.19%, 6/11/35	8	7,734
Citigroup Commercial Mortgage Trust, Series
2004-C1, Class A4, 5.53%, 4/15/40 (b)	345	370,341
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-HYB2, Class 3A1, 5.31%, 4/20/36	508	350,623
GE Capital Commercial Mortgage Corp., Series
2005-C2, Class A4, 4.98%, 5/10/43 (b)	900	978,408
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class A3, 5.87%, 7/10/38 (b)	736	735,588
Wachovia Bank Commercial Mortgage Trust, Series
2005-C21, Class A4, 5.38%, 10/15/44 (b)	2,085	2,302,616
		7,923,345
Total Non-Agency Mortgage-Backed Securities — 15.9%		24,191,069

US Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.0%
Fannie Mae Mortgage-Backed Securities, Series
2003-9, Class EA, 4.50%, 10/25/17	339	347,127
Freddie Mac Mortgage-Backed Securities:
Series 2411, Class FJ, 0.59%, 12/15/29 (b)	17	16,991
Series 2977, Class AM 4.50%, 5/15/22	18	18,493
Series 3033, Class HE 4.50%, 9/15/18	68	67,913
Ginnie Mae Mortgage-Backed Securities,
Series 2009-122, Class PY, 6.00%, 12/20/39	895	997,139
		1,447,663

US Government Sponsored Agency Securities	Par (000)	Value
Interest Only Collateralized Mortgage Obligations — 0.8%
Ginnie Mae Mortgage-Backed Securities (b):
Series 2010-26, Class QS, 6.01%, 2/20/40	$1,695	$323,792
Series 2010-62, Class SB, 5.51%, 5/20/40	2,825	451,764
Series 2010-146, Class GS, 5.86%, 6/20/39	2,705	477,565
		1,253,121
Mortgage-Backed Securities — 294.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/15/27 (c)	11,200	11,462,500
3.00%, 5/15/27 – 5/15/42 (c)	18,097	18,825,837
3.50%, 5/15/42 (c)	183,000	190,162,616
4.00%, 12/01/40 – 5/15/42 (c)	19,593	20,770,582
4.50%, 9/01/39 – 5/15/42 (c)	10,487	11,313,502
5.00%, 1/01/23 – 5/15/42 (c)	28,302	30,741,978
5.50%, 12/01/15 – 3/01/35	6,815	7,514,551
6.00%, 12/01/32 – 5/15/42 (c)(d)	16,296	18,055,794
6.50%, 7/01/37 – 5/15/42 (c)	15,745	17,757,142
Freddie Mac Mortgage-Backed Securities (c):
4.00%, 2/01/40 – 5/15/42	22,876	24,151,712
4.50%, 5/01/23 – 5/15/42	13,922	14,878,902
5.00%, 5/01/35 – 5/15/42	15,076	16,299,338
5.50%, 5/15/42	6,000	6,533,437
Ginnie Mae Mortgage-Backed Securities:
3.50%, 5/15/27 (c)	6,400	6,741,000
4.00%, 5/15/42 (c)	2,000	2,163,125
4.50%, 4/20/40 – 5/15/42 (c)(e)	12,406	13,639,974
5.00%, 12/15/34 – 5/15/42 (c)(e)	16,750	18,594,522
5.50%, 7/15/38 – 5/15/42 (c)	5,111	5,699,993
6.00%, 12/20/41 – 4/20/42	1,489	1,681,165
6.50%, 10/15/38 – 2/20/41 (e)	10,426	11,977,350
		448,965,020
Total US Government Sponsored
Agency Securities — 296.1%		451,665,804

US Treasury Obligations
US Treasury Bond, 3.13%, 2/15/42	250	250,703
US Treasury Notes:
0.38%, 3/15/15	400	400,000
0.88%, 12/31/16 (e)	690	694,097
0.88%, 1/31/17 (e)	2,585	2,598,732
0.88%, 2/28/17 (e)	1,585	1,592,678
0.88%, 4/30/17	1,065	1,068,328
1.00%, 3/31/17	1,520	1,535,200
1.38%, 2/28/19	165	166,134
2.00%, 11/15/21 (e)	1,400	1,415,313
3.13%, 5/15/21 (e)	1,000	1,114,766
Total US Treasury Obligations — 7.1%		10,835,951
Total Long-Term Investments
(Cost — $509,399,038) — 335.8%		512,212,090

Short-Term Securities	Beneficial Interest (000)
SSgA Prime Money Market Fund, 0.11% (f)	6,133	6,133,135
Total Short-Term Securities
(Cost — $6,133,135) — 4.0%		6,133,135

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	13

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value
Exchange-Traded Put Options — 0.0%
Euro-Dollar 3-Year Mid-Curve Options,
Strike Price USD 98.25, Expires 9/14/12	88	$34,650
	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — 0.2%
Receive a fixed rate of 3.84% and pay a floating
rate based on 3-month LIBOR, Expires 5/04/12,
Broker Credit Suisse International	$2,100	347,808
Receive a fixed rate of 2.70% and pay a floating
rate based on 3-month LIBOR, Expires 7/13/12,
Broker JP Morgan Chase Bank NA	900	16,714
		364,522
Over-the-Counter Interest Rate Put Swaptions — 0.1%
Pay a fixed rate of 3.84% and receive a floating
rate based on 3-month LIBOR, Expires 5/04/12,
Broker Credit Suisse International	2,100	—
Pay a fixed rate of 4.50% and receive a floating
rate based on 3-month LIBOR, Expires 3/27/17,
Broker Deutsche Bank AG	3,900	135,153
		135,153
Total Options Purchased
(Cost — $384,577) — 0.3%		534,325
Total Investments Before TBA Sale Commitments and
Options Written (Cost – $515,916,750) — 340.1%		518,879,550

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/15/27	8,300	(8,494,531)
3.00%, 5/15/42	7,300	(7,561,578)
3.50%, 5/15/42	168,200	(173,880,935)
4.00%, 5/15/42	18,530	(19,598,369)
4.50%, 5/15/42	3,600	(3,854,250)
5.00%, 5/01/41	16,205	(17,597,617)
5.50%, 5/01/41	6,500	(7,107,344)
6.00%, 5/01/41	2,200	(2,432,031)
6.50%, 5/15/42	10,300	(11,600,375)
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/15/42	2,800	(2,953,563)
4.50%, 5/15/42	8,200	(8,743,250)
5.00%, 5/15/42	10,400	(11,238,500)
5.50%, 5/15/42	6,000	(6,533,437)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 5/15/27	500	(526,641)
4.00%, 5/15/42	3,600	(3,893,625)
4.50%, 5/15/42	12,400	(13,566,719)
5.00%, 5/15/42	3,200	(3,543,687)
5.50%, 5/15/42	2,200	(2,455,031)
6.00%, 5/15/42	1,600	(1,805,500)
6.50%, 5/15/42	1,300	(1,492,817)
Total TBA Sale Commitments
(Proceeds — $308,554,163) — (202.5)%		(308,879,800)

Options Written	Contracts	Value
Exchange-Traded Put Options — (0.0)%
Euro-Dollar 3-Year Mid-Curve Options,
Strike Price USD 98.00, Expires 9/14/12	88	$(22,550)
	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — (0.4)%
Pay a fixed rate of 3.77% and receive a floating
rate based on 3-month LIBOR, Expires 11/23/12,
Broker UBS AG	$1,200	(172,589)
Pay a fixed rate of 4.52% and receive a floating
rate based on 3-month LIBOR, Expires 3/01/13,
Broker UBS AG	800	(162,486)
Pay a fixed rate of 5.07% and receive a floating
rate based on 3-month LIBOR, Expires 2/10/14,
Broker Deutsche Bank AG	1,200	(268,864)
		(603,939)
Over-the-Counter Interest Rate Put Swaptions — (0.1)%
Receive a fixed rate of 1.50% and pay a floating
rate based on 3-month LIBOR, Expires 7/30/12,
Broker Citigroup Global Markets	13,000	(24,469)
Receive a fixed rate of 3.77% and pay a floating
rate based on 3-month LIBOR, Expires 11/23/12,
Broker UBS AG	1,200	(1,505)
Receive a fixed rate of 4.52% and pay a floating
rate based on 3-month LIBOR, Expires 3/01/13,
Broker UBS AG	800	(791)
Receive a fixed rate of 5.07% and pay a floating
rate based on 3-month LIBOR, Expires 2/10/14,
Broker Deutsche Bank AG	1,200	(4,691)
Receive a fixed rate of 6.00% and pay a floating
rate based on 3-month LIBOR, Expires 3/27/17,
Broker Deutsche Bank AG	7,800	(120,756)
		(152,212)
Total Options Written
(Premiums Received — $586,208) — (0.5)%		(778,701)
Total Investments, Net of TBA Sale Commitments
and Options Written — 137.1%		209,221,049
Liabilities in Excess of Other Assets — (37.1)%		(56,662,978)
Net Assets — 100.0%		$152,558,071

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of April 30, 2012 were as follows:
Counterparty	Value	Unrealized Appreciation (Depreciation)
Banc of America NA	—	$8,919
BNP Paribas	—	$(281)
Citigroup Global Markets, Inc.	$2,582,406	$7,500
Credit Suisse Securities (USA) LLC	$13,812,110	$571
Deutsche Bank AG	$8,828,406	$16,730
Goldman Sachs & Co.	$(416,223)	$47,543
JPMorgan Securities, Inc.	$(3,917,556)	$563,230
Morgan Stanley & Co., Inc.	$12,106,383	$12,789
RBC Capital	—	$1,664
RBS Greenwich Capital	$5,979,063	$26,926
UBS Securities LLC	—	$(731)
Wells Fargo Bank, NA	—	$(1,125)

(d)	All or a portion of security has been pledged as collateral in connection with swaps.
(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(f)	Represents current yield as of report date.
•	Reverse repurchase agreements outstanding as of April 30, 2012 were as follows:
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.04%	2/14/12	Open	$692,644	$692,588
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.09%	2/14/12	Open	1,414,277	1,414,000
Deutsche Bank AG	(0.03)%	2/23/12	Open	2,588,087	2,588,231
Deutsche Bank AG	(0.07)%	3/14/12	Open	1,574,950	1,575,094
Barclays Capital, Inc.	0.29%	4/11/12	5/14/12	8,210,328	8,208,212
Credit Suisse Securities (USA) LLC	0.28%	4/18/12	5/21/12	6,959,786	6,958,000
BNP Paribas	0.12%	4/20/12	Open	250,945	250,937
Deutsche Bank AG	0.13%	4/24/12	Open	1,126,274	1,126,250
Total				$22,817,291	$22,813,312

•	Financial futures contracts purchased as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
15	Ultra Long US Treasury Bond	Chicago Board of Trade	June 2012	$2,367,187	$42,341
7	90-Day Euro-Dollar	Chicago Mercantile	December 2014	$1,731,538	8,531
6	90-Day Euro-Dollar	Chicago Mercantile	March 2015	$1,481,925	8,359
Total					$59,231

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	15

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•	Financial futures contracts sold as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
11	90-Day Euro-Dollar	Chicago Mercantile	June 2012	$2,736,938	$(1,255)
103	10-Year US Treasury Note	Chicago Board of Trade	June 2012	$13,624,969	(32,678)
201	5-Year US Treasury Note	Chicago Board of Trade	June 2012	$24,883,172	(40,438)
11	90-Day Euro-Dollar	Chicago Mercantile	September 2012	$2,736,250	(1,168)
7	90-Day Euro-Dollar	Chicago Mercantile	December 2012	$1,740,900	293
6	90-Day Euro-Dollar	Chicago Mercantile	March 2013	$1,492,050	(216)
6	90-Day Euro-Dollar	Chicago Mercantile	June 2013	$1,491,675	(317)
6	90-Day Euro-Dollar	Chicago Mercantile	September 2013	$1,491,225	(454)
4	90-Day Euro-Dollar	Chicago Mercantile	December 2013	$993,650	(436)
3	90-Day Euro-Dollar	Chicago Mercantile	March 2014	$744,787	(533)
4	90-Day Euro-Dollar	Chicago Mercantile	June 2014	$992,100	(341)
4	90-Day Euro-Dollar	Chicago Mercantile	September 2014	$990,950	(341)
Total					$(77,884)

•	Credit default swaps on traded indexes — buy protection outstanding as of April 30, 2012 were as follows:
Index	Pay Fixed Rate	Counterparty/Exchange	Expiration Date	Notional Amount (000)	Unrealized Appreciation
Dow Jones CDX
North America
High Yield Index Series 18	5.00%	Credit Suisse Securities (USA) LLC	6/20/17	$3,000	$2,175

•	Interest rate swaps outstanding as of April 30, 2012 were as follows:
Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.21%[1]	3-month LIBOR	Deutsche Bank AG	12/08/21	$1,200	$23,658
2.67%[2]	3-month LIBOR	Barclays Bank Plc	11/25/41	$2,000	61,315
3.00%[2]	3-month LIBOR	JPMorgan Chase Bank NA	3/16/42	$250	(9,514)
Total					$75,459

[1]	Portfolio pays a floating rate and receives fixed rate.
[2]	Portfolio pays a fixed rate and receives floating rate.
•	Total return swaps outstanding as of April 30, 2012 were as follows:
Reference Entity	Portfolio Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)	Unrealized Appreciation
Gross Return on the Markit IOS 5.00%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Pays	1-month LIBOR	JP Morgan Chase Bank NA	1/12/40	$3,368	$55,429

See Notes to Financial Statements.

16	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock U.S. Mortgage Portfolio

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed Securities	—	$24,314,266	$1,205,000	$25,519,266
Non-Agency
Mortgage-Backed
Securities	—	24,191,069	—	24,191,069
US Government
Sponsored Agency
Securities	—	451,665,804	—	451,665,804
US Treasury Obligations	—	10,835,951	—	10,835,951
Short–Term Securities	$6,133,135	—	—	6,133,135
Liabilities:
TBA Sale Commitments	—	(308,879,800)	—	(308,879,800)
Total	$6,133,135	$202,127,290	$1,205,000	$209,465,425

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$2,175	—	$2,175
Interest rate contracts	$94,174	640,077	—	734,251
Liabilities:
Interest rate contracts	(100,727)	(765,665)	—	(866,392)
Total	$(6,553)	$(123,413)	—	$(129,966)

[1]	Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Assets:
Balance, as of April 30, 2011	$3,372,256	$502,668	$3,874,924
Accrued discounts/premium	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized
appreciation/depreciation[2]	31	—	31
Purchases	1,204,969	—	1,204,969
Sales	—	—	—
Transfers in3	—	—	—
Transfers out[3]	(3,372,256)	(502,668)	(3,874,924)
Balance, as of April 30, 2012	$1,205,000	—	$1,205,000

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/ depreciation on investments still held at April 30, 2012 was $31.
[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments is presented when the Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	17

Schedule of Investments April 30, 2012	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.3%
Arcos Dorados Holdings, Inc., Class A	26,000	$464,620
Australia — 1.3%
Ansell Ltd.	55,100	848,268
Mirvac Group	85,400	114,751
Mount Gibson Iron Ltd.	263,700	301,184
Pancontinental Oil & Gas NL (a)	498,400	89,335
Primary Health Care Ltd.	163,400	479,906
		1,833,444
Austria — 0.3%
Schoeller-Bleckmann Oilfield Equipment AG	4,000	356,987
Belgium — 0.3%
Ageas	225,700	411,278
Bermuda — 0.7%
Hoegh Liquified Natural Gas Holdings Ltd. (a)	95,800	770,970
Lazard Ltd., Class A	5,020	138,100
		909,070
Brazil — 0.8%
Santos Brasil Participacoes SA	60,100	1,046,780
Canada — 5.1%
Africa Oil Corp. (a)	359,100	1,984,801
Cathedral Energy Services Ltd.	125,500	722,878
Diagnocure, Inc. (a)	756,535	536,088
Dollarama, Inc.	8,500	473,078
Dollarama, Inc. (b)	9,400	523,169
Eastern Platinum Ltd. (a)	463,200	178,181
Eldorado Gold Corp.	51,300	727,033
Lundin Mining Corp. (a)	119,100	578,711
Open Text Corp. (a)	6,100	341,539
Painted Pony Petroleum Ltd. (a)	31,600	254,950
Sunshine Oilsands Ltd. (a)	528,000	321,891
Ultra Petroleum Corp. (a)	14,800	292,448
		6,934,767
China — 1.4%
51job, Inc. — ADR (a)(c)	11,600	704,352
Shanghai Industrial Holdings Ltd.	147,000	489,506
Shenzhen Expressway Co., Ltd. (a)	848,800	354,343
Sitoy Group Holdings Ltd. (a)	699,100	310,865
		1,859,066
Denmark — 2.2%
Alk-Abello A/S	11,300	815,300
Bavarian Nordic A/S (a)	25,800	229,860
Pandora A/S (c)	64,300	679,343
Topdanmark A/S (a)	5,600	960,791
Vestas Wind Systems A/S (a)(c)	42,400	373,716
		3,059,010
Finland — 0.4%
Ramirent Oyj	61,350	579,036
France — 2.4%
Eurofins Scientific SA	8,600	1,017,176
GameLoft (a)(c)	125,200	778,091
Ingenico	21,200	1,115,131
Ipsen SA	11,700	311,860
		3,222,258

Common Stocks	Shares	Value
Germany — 2.6%
Celesio AG	36,900	$636,342
GEA Group AG	12,550	414,498
Gerresheimer AG	18,500	854,593
NORMA Group (a)	8,000	215,339
Rheinmetall AG	16,450	924,395
Symrise AG	20,100	582,541
		3,627,708
Greece — 0.1%
Alpha Bank AE (a)	65,400	91,769
Hong Kong — 1.3%
Clear Media Ltd. (a)	446,000	271,449
Daphne International Holdings Ltd.	493,600	701,633
Ming Fai International Holdings Ltd.	1,141,200	118,122
Ports Design Ltd. (c)	239,800	264,259
Techtronic Industries Co.	387,700	465,345
		1,820,808
India — 1.2%
Container Corp. of India	18,700	317,252
Motherson Sumi Systems Ltd.	121,700	412,448
Sintex Industries Ltd.	296,500	414,984
United Phosphorus Ltd.	213,100	470,074
		1,614,758
Indonesia — 0.2%
Tower Bersama Infrastructure Tbk PT	777,800	257,332
Ireland — 1.6%
Elan Corp. Plc (a)	74,000	1,020,177
Ryanair Holdings Plc — ADR (a)	34,900	1,175,083
		2,195,260
Israel — 0.9%
NICE Systems Ltd. - ADR (a)	15,700	603,194
SodaStream International Ltd. (a)	20,400	700,740
		1,303,934
Italy — 0.8%
Brunello Cucinelli SpA (a)	10,200	162,021
DiaSorin SpA	8,782	231,589
Salvatore Ferragamo Italia SpA (a)	30,000	733,132
		1,126,742
Japan — 6.2%
Aeon Credit Service Co., Ltd.	28,600	498,565
Asics Corp.	36,450	392,422
Credit Saison Co., Ltd.	43,900	942,139
Don Quijote Co., Ltd.	16,600	608,888
Hisaka Works Ltd.	35,400	385,945
Itoham Foods, Inc.	241,400	914,917
Japan Petroleum Exploration Co.	17,000	775,570
JSR Corp.	50,700	1,000,628
NGK Insulators Ltd.	25,000	311,809
Shinsei Bank Ltd.	783,900	1,011,578
The Shizuoka Bank Ltd.	78,200	818,340
Yakult Honsha Co., Ltd.	22,100	814,094
		8,474,895
Malaysia — 0.6%
AirAsia Bhd	693,750	761,142

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Norway — 0.8%
Electromagnetic GeoServices (a)	348,511	$1,101,519
Portugal — 0.2%
CIMPOR-Cimentos de Portugal, SGPS SA	29,800	217,999
Singapore — 1.7%
Avago Technologies Ltd.	29,100	1,003,368
Cityspring Infrastructure Trust	2,845,805	906,422
Noble Group Ltd.	372,000	353,070
		2,262,860
South Korea — 0.6%
Kangwon Land, Inc.	41,228	882,615
Spain — 1.5%
Grifols SA (a)(c)	49,500	1,246,325
Laboratorios Farmaceuticos Rovi SA	119,700	792,268
		2,038,593
Switzerland — 3.9%
Addex Pharmaceuticals Ltd. (a)	11,800	123,376
Aryzta AG (a)	20,200	1,017,525
Clariant AG (a)	46,800	595,819
Foster Wheeler AG (a)	20,050	461,150
Lindt & Spruengli AG, Registered Shares (a)	27	1,057,464
Sonova Holding AG, Registered Shares (a)	7,500	828,903
Straumann Holding AG, Registered Shares	2,100	348,950
Sulzer AG	6,400	921,724
		5,354,911
Taiwan — 0.5%
D-Link Corp.	1,018,000	721,412
Thailand — 0.3%
Mermaid Maritime PCL (a)	1,419,460	353,138
United Arab Emirates — 1.1%
Polarcus Ltd. (a)(c)	1,428,700	1,476,305
United Kingdom — 8.0%
Aberdeen Asset Management Plc	208,600	960,077
Amlin Plc	64,100	343,310
APR Energy Plc (a)	35,300	568,873
Babcock International Group Plc	67,200	907,003
Bahamas Petroleum Co. Plc (a)	1,346,120	170,105
BowLeven Plc (a)	305,000	440,803
Britvic Plc	57,200	354,892
easyJet Plc	78,512	632,112
Filtrona Plc	32,600	245,818
Halfords Group Plc	109,850	490,549
Inchcape Plc	102,160	606,940
Intertek Group Plc	23,400	955,395
Invensys Plc	150,000	541,111
London Stock Exchange Group Plc	59,000	1,041,687
Ophir Energy Plc (a)	174,721	1,633,475
Rexam Plc	152,190	1,062,360
SDL Plc	3,688	42,658
		10,997,168
United States — 47.5%
Abercrombie & Fitch Co., Class A	6,800	341,156
Acxiom Corp. (a)	48,000	659,040
Aegerion Pharmaceuticals, Inc. (a)	21,600	268,920
AGCO Corp. (a)	5,900	274,763
Albemarle Corp.	18,300	1,194,990
Allete, Inc.	20,200	832,442

Common Stocks	Shares	Value
United States (continued)
Alliant Energy Corp.	15,700	$710,268
Alpha Natural Resources, Inc. (a)	22,900	369,377
American Superconductor Corp. (a)(c)	42,100	173,873
Ariba, Inc. (a)	18,600	710,520
Arris Group, Inc. (a)	79,400	1,026,642
Aruba Networks, Inc. (a)	15,800	333,696
Atmel Corp. (a)	96,100	852,407
BBCN Bancorp, Inc. (a)	91,300	1,002,474
BioMarin Pharmaceutical, Inc. (a)	23,300	808,510
Brookdale Senior Living, Inc. (a)	7,200	136,872
Cadence Design Systems, Inc. (a)	45,850	535,069
CafePress, Inc. (a)	8,400	140,952
Camden Property Trust	5,700	385,719
CapitalSource, Inc.	42,200	272,190
Celanese Corp., Series A	18,800	911,048
Collective Brands, Inc. (a)	13,300	276,241
ComScore, Inc. (a)	24,550	489,036
Constant Contact, Inc. (a)	32,400	783,108
Corporate Office Properties Trust	16,600	390,930
Cousins Properties, Inc. (c)	121,100	951,846
Covanta Holding Corp.	34,950	560,947
Coventry Health Care, Inc.	27,700	830,723
Cytec Industries, Inc.	15,700	998,049
DDR Corp.	57,300	848,040
Deckers Outdoor Corp. (a)	13,200	673,332
Discover Financial Services, Inc.	22,400	759,360
Drew Industries, Inc. (a)	17,800	530,084
DSP Group, Inc. (a)	85,300	557,862
Duke Realty Corp.	62,400	924,768
E*Trade Financial Corp. (a)	74,000	786,620
Electronic Arts, Inc. (a)	64,100	985,858
Equinix, Inc. (a)	2,200	361,240
F5 Networks, Inc. (a)	4,800	642,864
Fidelity National Financial, Inc., Class A	58,500	1,127,295
Foot Locker, Inc.	23,400	715,806
Forest City Enterprises, Inc., Class A (a)	49,300	786,335
The Fresh Market, Inc. (a)	1,100	56,287
FX Alliance, Inc. (a)	15,400	267,190
Guess?, Inc.	26,050	762,744
Hancock Holding Co.	23,200	746,576
Hanesbrands, Inc. (a)	4,000	112,880
Health Net, Inc. (a)	17,800	633,858
Hospira, Inc. (a)	15,800	554,896
IAC/InterActiveCorp.	18,800	905,220
IDEX Corp.	25,000	1,082,750
IPC The Hospitalist Co., Inc. (a)(c)	20,200	775,882
j2 Global, Inc.	38,700	999,621
JDS Uniphase Corp. (a)	85,300	1,036,395
Kennametal, Inc.	12,300	519,429
The KEYW Holding Corp. (a)	32,600	306,440
Landstar System, Inc.	12,300	658,911
LKQ Corp. (a)	32,600	1,090,470
Manpower, Inc.	17,300	736,980
Mentor Graphics Corp. (a)	18,700	270,215
Mistras Group, Inc. (a)(c)	27,600	647,772
The NASDAQ OMX Group, Inc. (a)	32,800	805,896
National Instruments Corp.	8,300	225,760
National Penn Bancshares, Inc.	113,400	1,045,548
Nordson Corp.	16,800	905,520
Northwest Bancshares, Inc.	74,100	912,912
Nuance Communications, Inc. (a)	21,248	519,301

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	19

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
United States (concluded)
NuVasive, Inc. (a)		7,800	$129,246
Oasis Petroleum, Inc. (a)	37,500		1,240,125
Old National Bancorp	79,000		1,012,780
Omnicare, Inc.	24,100		839,644
Otter Tail Corp.	13,800		303,048
Packaging Corp. of America	15,500		452,445
People’s United Financial, Inc.	53,400		658,956
PMC-Sierra, Inc. (a)	131,600		930,412
Polycom, Inc. (a)	59,400		788,238
Proofpoint, Inc. (a)	13,800		180,780
PVH Corp.		6,000	532,800
QLogic Corp. (a)	54,800		945,300
Regis Corp.	27,350		501,873
ResMed, Inc. (a)	15,300		520,353
Responsys, Inc. (a)	57,000		728,460
Riverbed Technology, Inc. (a)	13,600		268,328
Rockwood Holdings, Inc. (a)		2,500	138,350
Shutterfly, Inc. (a)	12,800		398,336
Silgan Holdings, Inc.	16,400		719,468
Spirit AeroSystems Holdings, Inc., Class A (a)	46,100		1,152,500
Steel Dynamics, Inc.	43,300		552,941
Support.com, Inc. (a)	144,650		525,080
Terex Corp. (a)	33,800		765,232
Timken Co.	26,900		1,520,119
UIL Holdings Corp.		4,800	164,976
Urban Outfitters, Inc. (a)	30,500		883,280
Vera Bradley, Inc. (a)	23,100		600,138
VeriFone Systems, Inc. (a)		9,900	471,636
W.R. Berkley Corp.	24,400		918,904
The Warnaco Group, Inc. (a)	13,250		701,720
Webster Financial Corp.	38,000		863,740
Wright Medical Group, Inc. (a)	52,600		979,938
			64,889,871
Total Long-Term Investments
(Cost — $110,309,546) — 96.8%			132,247,055

Short-Term Securities		Beneficial Interest (000)
Money Market Funds — 3.1%
BlackRock Liquidity Series, LLC Money Market
Series, 0.26% (d)(e)(f)	USD	4,309	4,308,771
		Par (000)
Time Deposits — 2.4%
Australia — 0.0%
Brown Brothers Harriman & Co., 3.19%, 5/01/12	AUD	10	10,906
Europe — 0.0%
JPMorgan Chase & Co., 0.05%, 5/01/12	EUR	18	24,325
Hong Kong — 0.1%
Brown Brothers Harriman & Co., 0.01%, 5/01/12	HKD	419	54,047

Short-Term Securities		Par (000)	Value
Time Deposits (concluded)
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.08%, 5/01/12	GBP	3	$5,068
United States — 2.3%
Brown Brothers Harriman & Co., 0.08%, 5/01/12	USD	3,150	3,150,359
Total Time Deposits — 2.4%			3,244,705
Total Short-Term Investments
(Cost — $7,553,476) — 5.5%			7,553,476
Total Investments (Cost — $117,863,022) — 102.3%			139,800,531
Liabilities in Excess of Other Assets — (2.3)%			(3,157,147)
Net Assets — 100.0%			$136,643,384

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security, or a portion of security, is on loan.
(d)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Beneficial Interest Held at April 30, 2011	Net Activity	Beneficial Interest Held at April 30, 2012	Income
BlackRock Liquidity
Series, LLC Money
Market Series	$772,200	$3,536,571	$4,308,771	$22,298

(e)	Represents the current yield as of report date.
(f)	Security was purchased with the cash collateral from loaned securities.
•	Foreign currency exchange contracts as of April 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	265,722,851	USD	28,917	Brown Brothers
				Harriman & Co.	5/01/12	$(5)
JPY	11,422,500	USD	141,052	Citibank NA	5/01/12	2,016
AUD	13,000	USD	13,576	Citibank NA	5/02/12	(30)
DKK	228,000	USD	40,610	UBS AG	5/02/12	(42)
IDR	120,396,306	USD	13,101	Brown Brothers
				Harriman & Co.	5/02/12	(1)
USD	10,418	AUD	10,000	Royal Bank
				of Scotland	5/02/12	(2)
USD	65,766	HKD	510,300	Citibank NA	5/02/12	(5)
GBP	1,000	USD	1,625	Citibank NA	5/03/12	(2)
USD	4,871	GBP	3,000	Royal Bank
				of Scotland	5/03/12	2
USD	123,288	CHF	112,000	Deutsche
				Bank AG	5/04/12	(108)
USD	222,208	EUR	168,000	Deutsche
				Bank AG	5/04/12	(174)
Total						$1,649

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Schedule of Investments (concluded)	Global SmallCap Portfolio

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Common Stocks:
Argentina	$464,620	—	—	$464,620
Australia	—	$1,833,444	—	1,833,444
Austria	—	356,987	—	356,987
Belgium	—	411,278	—	411,278
Bermuda	138,100	770,970	—	909,070
Brazil	1,046,780	—	—	1,046,780
Canada	6,411,598	523,169	—	6,934,767
China	1,015,217	843,849	—	1,859,066
Denmark	815,300	2,243,710	—	3,059,010
Finland	—	579,036	—	579,036
France	—	3,222,258	—	3,222,258
Germany	—	3,627,708	—	3,627,708
Greece	—	91,769	—	91,769
Hong Kong	—	1,556,549	$264,259	1,820,808
India	—	1,614,758	—	1,614,758
Indonesia	—	257,332	—	257,332
Ireland	1,175,083	1,020,177	—	2,195,260
Israel	1,303,934	—	—	1,303,934
Italy	162,021	964,721	—	1,126,742
Japan	—	8,474,895	—	8,474,895
Malaysia	—	761,142	—	761,142
Norway	—	1,101,519	—	1,101,519
Portugal	—	217,999	—	217,999
Singapore	1,003,368	1,259,492	—	2,262,860
South Korea	—	882,615	—	882,615
Spain	—	2,038,593	—	2,038,593
Switzerland	584,526	4,770,385	—	5,354,911
Taiwan	—	721,412	—	721,412
Thailand	—	353,138	—	353,138
United Arab Emirates	—	1,476,305	—	1,476,305
United Kingdom	568,873	10,428,295	—	10,997,168
United States	64,889,871	—	—	64,889,871
Short-Term
Securities:
Money Market
Funds	—	4,308,771	—	4,308,771
Time Deposits	—	3,244,705	—	3,244,705
Total	$79,579,291	$59,956,981	$264,259	$139,800,531

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments:[1]
Assets:
Foreign currency
exchange
contracts	—	$2,018	—	$2,018
Liabilities:
Foreign currency
exchange
contracts	—	(369)	—	(369)
Total	—	$1,649	—	$1,649

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	21

Schedule of Investments April 30, 2012	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.1%
Alliant Techsystems, Inc.	18,900	$1,007,370
Curtiss-Wright Corp.	17,400	614,046
Spirit AeroSystems Holdings, Inc., Class A (a)	49,500	1,237,500
		2,858,916
Airlines — 0.8%
Delta Air Lines, Inc. (a)	106,300	1,165,048
Auto Components — 1.0%
Lear Corp.	15,300	634,950
TRW Automotive Holdings Corp. (a)	16,200	740,502
		1,375,452
Automobiles — 0.4%
Thor Industries, Inc.	14,800	500,684
Biotechnology — 1.2%
United Therapeutics Corp. (a)	37,400	1,636,250
Building Products — 0.1%
Masco Corp.	10,800	142,344
Capital Markets — 0.5%
Jefferies Group, Inc.	44,700	712,071
Chemicals — 2.5%
Cytec Industries, Inc.	23,400	1,487,538
FMC Corp.	4,500	497,025
Huntsman Corp.	28,900	409,224
Rockwood Holdings, Inc. (a)	18,700	1,034,858
		3,428,645
Commercial Banks — 6.2%
Associated Banc-Corp.	68,600	914,438
BancorpSouth, Inc.	52,500	707,175
Cullen/Frost Bankers, Inc.	12,200	719,312
East-West Bancorp, Inc.	60,800	1,384,416
FirstMerit Corp.	42,000	705,600
Hancock Holding Co.	39,900	1,283,982
Synovus Financial Corp.	422,800	887,880
Valley National Bancorp	73,400	924,840
Webster Financial Corp.	47,300	1,075,129
		8,602,772
Communications Equipment — 1.3%
JDS Uniphase Corp. (a)	85,600	1,040,040
Polycom, Inc. (a)	59,900	794,873
		1,834,913
Computers & Peripherals — 1.8%
NCR Corp. (a)	70,700	1,661,450
QLogic Corp. (a)	47,600	821,100
		2,482,550
Construction & Engineering — 1.3%
Jacobs Engineering Group, Inc. (a)	15,700	688,131
KBR, Inc.	33,700	1,141,082
		1,829,213
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	6,600	547,008
Consumer Finance — 0.5%
Discover Financial Services, Inc.	20,300	688,170

Common Stocks	Shares	Value
Containers & Packaging — 1.8%
Owens-Illinois, Inc. (a)	50,500	$1,174,125
Packaging Corp. of America	30,400	887,376
Sonoco Products Co.	14,600	483,698
		2,545,199
Diversified Consumer Services — 0.4%
Regis Corp.	33,200	609,220
Diversified Financial Services — 0.5%
The NASDAQ OMX Group, Inc.	26,800	658,476
Electric Utilities — 1.8%
Hawaiian Electric Industries, Inc.	34,700	920,938
NV Energy, Inc.	94,300	1,570,095
		2,491,033
Electrical Equipment — 0.5%
Ametek, Inc.	13,950	702,103
Electronic Equipment, Instruments
& Components — 2.6%
Arrow Electronics, Inc. (a)	27,200	1,143,760
Avnet, Inc. (a)	35,200	1,270,016
Ingram Micro, Inc., Class A (a)	61,900	1,204,574
		3,618,350
Energy Equipment & Services — 1.4%
Dresser-Rand Group, Inc. (a)	13,100	637,708
Patterson-UTI Energy, Inc.	45,000	727,650
Superior Energy Services, Inc. (a)	22,900	616,468
		1,981,826
Food Products — 1.8%
Corn Products International, Inc.	12,400	707,544
The J.M. Smucker Co.	7,400	589,262
Smithfield Foods, Inc. (a)	29,600	620,416
Tyson Foods, Inc., Class A	28,400	518,300
		2,435,522
Gas Utilities — 0.9%
UGI Corp.	42,800	1,248,904
Health Care Equipment & Supplies — 2.3%
Alere, Inc. (a)	47,200	1,127,608
CareFusion Corp. (a)	78,400	2,031,344
		3,158,952
Health Care Providers & Services — 7.6%
Brookdale Senior Living, Inc. (a)(b)	126,500	2,404,765
Coventry Health Care, Inc.	62,000	1,859,380
Health Net, Inc. (a)	39,500	1,406,595
Omnicare, Inc.	69,100	2,407,444
Tenet Healthcare Corp. (a)	360,400	1,870,476
Universal Health Services, Inc., Class B	13,100	559,501
		10,508,161
Hotels, Restaurants & Leisure — 1.2%
Darden Restaurants, Inc.	13,500	676,080
Wyndham Worldwide Corp.	20,200	1,016,868
		1,692,948
Household Durables — 2.7%
Jarden Corp.	20,700	867,951
Lennar Corp., Class A	40,900	1,134,566
Newell Rubbermaid, Inc.	50,400	917,280
NVR, Inc. (a)	1,100	862,334
		3,782,131

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Household Products — 1.0%
The Clorox Co.	6,000	$420,600
Energizer Holdings, Inc. (a)	13,300	948,689
		1,369,289
Insurance — 6.3%
American Financial Group, Inc.	18,300	712,236
Arthur J. Gallagher & Co.	24,200	908,952
Everest Re Group Ltd.	20,700	2,051,370
Fidelity National Financial, Inc., Class A	73,900	1,424,053
Kemper Corp.	24,400	731,756
Mercury General Corp.	16,800	759,192
Reinsurance Group of America, Inc.	12,300	715,122
W.R. Berkley Corp.	37,000	1,393,420
		8,696,101
Internet Software & Services — 0.4%
Monster Worldwide, Inc. (a)(b)	61,800	533,334
IT Services — 1.5%
Acxiom Corp. (a)	61,800	848,514
Amdocs Ltd. (a)	23,700	758,400
Convergys Corp. (a)	39,800	532,126
		2,139,040
Leisure Equipment & Products — 0.9%
Mattel, Inc.	39,400	1,323,840
Machinery — 6.9%
AGCO Corp. (a)	24,000	1,117,680
Dover Corp.	20,500	1,284,530
Harsco Corp.	19,300	430,390
IDEX Corp.	20,900	905,179
Kennametal, Inc.	13,900	586,997
Navistar International Corp. (a)	18,800	638,260
Parker Hannifin Corp.	13,800	1,210,122
SPX Corp.	13,600	1,044,208
Terex Corp. (a)	29,100	658,824
Timken Co.	30,800	1,740,508
		9,616,698
Metals & Mining — 1.3%
Carpenter Technology Corp.	17,100	951,786
Cliffs Natural Resources, Inc.	13,200	821,832
		1,773,618
Multi-Utilities — 3.1%
Alliant Energy Corp.	29,200	1,321,008
MDU Resources Group, Inc.	59,100	1,355,754
OGE Energy Corp.	15,600	841,776
Wisconsin Energy Corp.	20,500	755,220
		4,273,758
Multiline Retail — 0.5%
Dollar Tree, Inc. (a)	6,400	650,624
Oil, Gas & Consumable Fuels — 7.1%
Arch Coal, Inc.	52,200	509,472
Bill Barrett Corp. (a)	23,300	558,734
Cabot Oil & Gas Corp.	24,700	867,958
Energen Corp.	13,900	728,082
HollyFrontier Corp.	33,186	1,022,793
Oasis Petroleum, Inc. (a)	47,600	1,574,132
SM Energy Co.	32,900	2,175,019

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Ultra Petroleum Corp. (a)	47,700	$942,552
Whiting Petroleum Corp. (a)	26,300	1,504,360
		9,883,102
Paper & Forest Products — 0.6%
MeadWestvaco Corp.	25,200	801,864
Pharmaceuticals — 1.3%
Hospira, Inc. (a)	49,600	1,741,952
Professional Services — 0.4%
Manpower, Inc.	14,500	617,700
Real Estate Investment Trusts (REITs) — 4.0%
BioMed Realty Trust, Inc.	38,800	769,016
CommonWealth REIT	33,700	631,875
Corporate Office Properties Trust (b)	51,800	1,219,890
Dupont Fabros Technology, Inc. (b)	78,700	2,136,705
Omega Healthcare Investors, Inc.	37,400	800,734
		5,558,220
Real Estate Management & Development — 2.9%
CBRE Group, Inc. (a)	94,300	1,773,783
Forest City Enterprises, Inc., Class A (a)	144,900	2,311,155
		4,084,938
Road & Rail — 0.7%
Con-way, Inc.	31,300	1,017,250
Semiconductors & Semiconductor Equipment — 2.8%
Atmel Corp. (a)	140,400	1,245,348
Cree, Inc. (a)(b)	7,700	237,930
Fairchild Semiconductor International, Inc. (a)	69,500	984,815
ON Semiconductor Corp. (a)	107,800	890,428
RF Micro Devices, Inc. (a)(b)	117,000	506,610
		3,865,131
Software — 3.1%
CA, Inc.	24,900	657,858
Compuware Corp. (a)	137,900	1,202,488
Electronic Arts, Inc. (a)	55,900	859,742
Synopsys, Inc. (a)	27,700	831,277
Take-Two Interactive Software, Inc. (a)	48,800	688,080
		4,239,445
Specialty Retail — 3.4%
American Eagle Outfitters, Inc.	40,037	721,066
Ascena Retail Group, Inc. (a)	12,100	247,808
Chico’s FAS, Inc.	45,300	695,808
Dick’s Sporting Goods, Inc.	14,700	743,820
Foot Locker, Inc.	19,700	602,623
Guess?, Inc.	22,900	670,512
Limited Brands, Inc.	19,600	974,120
		4,655,757
Textiles, Apparel & Luxury Goods — 1.7%
Hanesbrands, Inc. (a)	43,000	1,213,460
PVH Corp.	12,900	1,145,520
		2,358,980

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	23

Schedule of Investments (concluded)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Thrifts & Mortgage Finance — 2.2%
First Niagara Financial Group, Inc.	109,400	$978,036
New York Community Bancorp, Inc.	93,300	1,258,617
Washington Federal, Inc.	47,700	836,658
		3,073,311
Total Long-Term Investments
(Cost — $109,957,895) — 97.7%		135,510,813

Short-Term Securities	Beneficial Interest (000)
Money Market Funds — 3.2%
BlackRock Liquidity Series, LLC
Money Market Series, 0.26% (c)(d)(e)	$4,497	4,496,641
	Par (000)
Time Deposits – 2.3%
Brown Brothers Harriman & Co.,
0.08%, 5/01/12	3,252	3,251,655
Total Short-Term Securities
(Cost — $7,748,296) — 5.5%		7,748,296
Total Investments (Cost — $117,706,191) — 103.2%		143,259,109
Liabilities in Excess of Other Assets — (3.2)%		(4,507,122)
Net Assets — 100.0%		$138,751,987

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Beneficial Interest Held at April 30, 2011	Net Activity	Beneficial Interest Held at April 30, 2012	Income
BlackRock Liquidity
Series, LLC Money
Market Series	—	$4,496,641	$4,496,641	$8,007

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2012 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	$135,510,813	—	—	$135,510,813
Short-Term
Securities:
Money Market
Funds	—	$4,496,641	—	4,496,641
Time
Deposits	—	3,251,655	—	3,251,655
Total	$135,510,813	$7,748,296	—	$143,259,109

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Statements of Assets and Liabilities

April 30, 2012	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Assets
Investments at value — unaffiliated[1,2]	$518,879,550	$135,491,760	$138,762,468
Investments at value — affiliated[3]	—	4,308,771	4,496,641
Cash pledged as collateral for financial futures contracts	254,000	—	—
Cash pledged as collateral for swaps	798,000	—	—
Foreign currency at value[4]	—	140,506	—
TBA sale commitments receivable	308,554,163	—	—
Investments sold receivable	175,802,713	2,360,806	618,130
Interest receivable	1,084,826	—	—
Capital shares sold receivable	87,963	108,697	466,933
Dividends receivable	—	187,347	77,021
Unrealized appreciation on swaps	142,577	—	—
Receivable from the manager	—	34,110	20,889
Swaps receivable	33,404	—	—
Principal paydown receivable	8,016	—	—
Securities lending income receivable — affiliated	—	4,246	370
Unrealized appreciation on foreign currency exchange contracts	—	2,018	—
Prepaid expenses	3,493	2,194	3,969
Total assets	1,005,648,705	142,640,455	144,446,421

Liabilities
Collateral on securities loaned at value	—	4,308,771	4,496,641
Investments purchased payable	519,190,039	1,536,681	1,085,606
TBA sale commitments at value[5]	308,879,800	—	—
Reverse repurchase agreements	22,813,312	—	—
Options written at value[6]	778,701	—	—
Capital shares redeemed payable	32,931	76,263	72,289
Income dividends payable	456,662	—	—
Interest expense payable	416,638	—	—
Swaps payable	109,902	—	—
Investment advisory fees payable	59,421	—	—
Variation margin payable	17,525	—	—
Officer's and Trustees’ fees payable	3,934	3,689	3,410
Unrealized depreciation on swaps	9,514	—	—
Other affiliates payable	548	459	477
Service and distribution fees payable	1,095	—	—
Unrealized depreciation on foreign currency exchange contracts	—	369	—
Other liabilities	215,883	—	—
Other accrued expenses payable	104,729	70,839	36,011
Total liabilities	853,090,634	5,997,071	5,694,434
Net Assets	$152,558,071	$136,643,384	$138,751,987
[1] Investments at cost — unaffiliated	$515,916,750	$113,554,251	$113,209,550
[2] Securities loaned at value	—	$4,106,842	$4,301,691
[3] Investments at cost — affiliated	—	$4,308,771	$4,496,641
[4] Foreign currency at cost	—	$138,842	—
[5] Proceeds from TBA sale commitments	$308,554,163	—	—
[6] Premiums received	$586,208	—	—

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	25

Statements of Assets and Liabilities (concluded)

April 30, 2012	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Net Assets Consist of
Paid-in capital[7]	$148,536,072	$125,164,870	$128,343,563
Undistributed (distributions in excess of) net investment income	(108,497)	(230,331)	270,497
Undistributed net realized gain (accumulated net realized loss)	1,571,416	(10,231,200)	(15,414,991)
Net unrealized appreciation/depreciation	2,559,080	21,940,045	25,552,918
Net Assets	$152,558,071	$136,643,384	$138,751,987
Net asset value per share	—	$12.66	$12.11
[7] Shares outstanding, unlimited shares authorized, $0.01 par value per share	—	10,792,596	11,456,287

Net Asset Value
Institutional:
Net assets	$149,024,281	—	—
Shares outstanding, unlimited shares authorized, $0.01 par value	14,455,755	—	—
Net asset value per share	$10.31	—	—
Investor A:
Net assets	$2,525,497	—	—
Shares outstanding, unlimited shares authorized, $0.01 par value	245,393	—	—
Net asset value per share	$10.29	—	—
Investor C:
Net assets	$1,008,293	—	—
Shares outstanding, unlimited shares authorized, $0.01 par value	97,953	—	—
Net asset value per share	$10.29	—	—

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Statements of Operations

Year Ended April 30, 2012	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Investment Income
Interest	$7,125,939	$508	—
Dividends	—	2,007,895	$1,862,500
Securities lending — affiliated	—	22,298	8,007
Foreign taxes withheld	—	(114,797)	—
Total income	7,125,939	1,915,904	1,870,507

Expenses
Investment advisory	695,946	1,109,747	854,602
Service — Investor A	2,463	—	—
Service and distribution — Investor C	2,895	—	—
Transfer agent	—	48,612	45,918
Transfer agent — Institutional	17,072	—	—
Transfer agent — Investor A	141	—	—
Transfer agent — Investor C	88	—	—
Professional	101,718	101,209	56,950
Custodian	19,686	122,920	18,001
Registration	72,763	26,468	25,576
Accounting services	32,379	21,518	20,543
Officer and Trustees	23,949	23,210	22,941
Printing	34,092	15,396	15,244
Miscellaneous	22,859	17,951	12,953
Total expenses excluding interest expense	1,026,051	1,487,031	1,072,728
Interest expense	27,442	—	—
Total expenses	1,053,493	1,487,031	1,072,728
Less fees waived and reimbursed by advisor	(56)	(1,487,031)	(1,072,728)
Total expenses after fees waived and reimbursed	1,053,437	—	—
Net investment income	6,072,502	1,915,904	1,870,507

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,718,624	3,533,700	11,191,541
Financial futures contracts	(1,390,569)	—	—
Foreign currency transactions	4,289	(14,488)	—
Options written	48,581	—	—
Swaps	(390,546)	—	—
	3,990,379	3,519,212	11,191,541
Net change in unrealized appreciation/depreciation on:
Investments	926,628	(15,544,207)	(12,968,632)
Financial futures contracts	119,128	—	—
Foreign currency transactions	—	(7,617)	—
Options written	(323,741)	—	—
Swaps	213,798	—	—
	935,813	(15,551,824)	(12,968,632)
Total realized and unrealized gain (loss)	4,926,192	(12,032,612)	(1,777,091)
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,998,694	$(10,116,708)	$93,416

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	27

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets:	2012	2011[1]	2012	2011
Operations
Net investment income	$6,072,502	$5,201,223	$1,915,904	$2,097,751
Net realized gain	3,990,379	6,602,780	3,519,212	15,213,508
Net change in unrealized appreciation/depreciation	935,813	122,816	(15,551,824)	10,978,846
Net increase (decrease) in net assets resulting from operations	10,998,694	11,926,819	(10,116,708)	28,290,105

Dividends and Distributions to Shareholders From
Net investment income	—	—	(2,993,869)	(2,863,128)
Net investment income:
Institutional	(6,130,806)	(4,842,871)	—	—
Investor A	(41,321)	(102)	—	—
Investor C	(9,644)	(74)	—	—
Net realized gain:
Institutional	(4,928,010)	(7,028,237)	—	—
Investor A	(57,834)	(545)	—	—
Investor C	(14,162)	(545)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(11,181,777)	(11,872,374)	(2,993,869)	(2,863,128)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	11,321,523	11,851,615	2,702,878	(5,793,516)

Net Assets
Total increase (decrease) in net assets	11,138,440	11,906,060	(10,407,699)	19,633,461
Beginning of year	141,419,631	129,513,571	147,051,083	127,417,622
End of year	$152,558,071	$141,419,631	$136,643,384	$147,051,083
Undistributed (distributions in excess of) net investment income	$(108,497)	$402,015	$(230,331)	$591,106

[1]	On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Statements of Changes in Net Assets (concluded)

	Mid Cap Value Opportunities Portfolio
	Year Ended April 30,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$1,870,507	$2,275,562
Net realized gain	11,191,541	18,495,899
Net change in unrealized appreciation/depreciation	(12,968,632)	8,298,075
Net increase in net assets resulting from operations	93,416	29,069,536

Dividends to Shareholders From
Net investment income	(2,180,012)	(2,289,882)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(749,680)	(9,262,910)

Net Assets
Total increase (decrease) in net assets	(2,836,276)	17,516,744
Beginning of year	141,588,263	124,071,519
End of year	$138,751,987	$141,588,263
Undistributed net investment income	$270,497	$580,002

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	29

Financial Highlights	BlackRock U.S. Mortgage Portfolio

	Institutional[1]
	Year Ended April 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.35	$10.39	$9.64	$9.88	$9.90
Net investment income[2]	0.41	0.42	0.53	0.56	0.56
Net realized and unrealized gain (loss)	0.33	0.52	0.93	(0.26)	(0.02)
Net increase from investment operations	0.74	0.94	1.46	0.30	0.54
Dividends and distributions from:
Net investment income	(0.42)	(0.39)	(0.54)	(0.54)	(0.56)
Net realized gain	(0.36)	(0.59)	(0.17)	—	—
Total dividends and distributions	(0.78)	(0.98)	(0.71)	(0.54)	(0.56)
Net asset value, end of year	$10.31	$10.35	$10.39	$9.64	$9.88

Total Investment Return[3]
Based on net asset value	7.46%	9.41%	15.52%	3.26%	5.63%

Ratios to Average Net Assets
Total expenses	0.69%	0.72%	0.71%	0.83%	1.02%
Total expenses after fees waived, reimbursed and paid indirectly	0.69%	0.32%	0.01%	0.19%	0.39%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.67%	0.31%	0.00%	0.00%	0.00%
Net investment income	4.00%	3.98%	5.18%	5.82%	5.64%

Supplemental Data
Net assets, end of year (000)	$149,024	$141,401	$129,514	$109,769	$142,254
Portfolio turnover	2,842%[4]	1,651%[5]	1,371%[6]	1,642%[7]	2,804%[8]

[1]	On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 1,876%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 916%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 517%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 444%.
[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 686%.

See Notes to Financial Statements.

30	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Financial Highlights (concluded)	BlackRock U.S. Mortgage Portfolio

	Investor A1		Investor C1
	Year Ended April 30, 2012	Period December 6, 2010[2] to April 30, 2011	Year Ended April 30, 2012	Period December 6, 2010[2] to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$10.85	$10.33	$10.85
Net investment income[3]	0.40	0.15	0.30	0.12
Net realized and unrealized gain	0.31	0.01	0.33	0.06
Net increase from investment operations	0.71	0.16	0.63	0.18
Dividends and distributions from:
Net investment income	(0.39)	(0.09)	(0.31)	(0.11)
Net realized gain	(0.36)	(0.59)	(0.36)	(0.59)
Total dividends and distributions	(0.75)	(0.68)	(0.67)	(0.70)
Net asset value, end of period	$10.29	$10.33	$10.29	$10.33

Total Investment Return[4]
Based on net asset value	7.11%	1.84%[5]	6.36%	1.54%[5]

Ratios to Average Net Assets
Total expenses	0.94%	1.29%[6]	1.71%	2.03%[6]
Total expenses after fees waived, reimbursed and paid indirectly	0.94%	1.29%[6]	1.70%	2.03%[6]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.92%	1.29%[6]	1.68%	2.03%[6]
Net investment income	4.18%	3.72%[6]	3.27%	3.01%[6]

Supplemental Data
Net assets, end of period (000)	$2,525	$10	$1,008	$10
Portfolio turnover	2,842%[7]	1,651%[8,9]	2,842%[7]	1,651%[8,9]

[1]	On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 1,876%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 916%.
[9]	Portfolio turnover is representative of the Portfolio for the entire year.
See	Notes to Financial Statements.
MANAGED ACCOUNT SERIES	APRIL 30, 2012	31

Financial Highlights	Global SmallCap Portfolio

	Year Ended April 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$13.93	$11.53	$8.28	$12.38	$13.36
Net investment income[1]	0.18	0.19	0.14	0.17	0.19
Net realized and unrealized gain (loss)	(1.17)	2.47	3.36	(3.93)	0.26
Net increase (decrease) from investment operations	(0.99)	2.66	3.50	(3.76)	0.45
Dividends and distributions from:
Net investment income	(0.28)	(0.26)	(0.25)	(0.10)	(0.34)
Net realized gain	—	—	—	(0.24)	(1.09)
Total dividends and distributions	(0.28)	(0.26)	(0.25)	(0.34)	(1.43)
Net asset value, end of year	$12.66	$13.93	$11.53	$8.28	$12.38

Total Investment Return[2]
Based on net asset value	(7.03)%	23.69%	42.81%	(31.22)%	2.85%

Ratios to Average Net Assets
Total expenses	1.14%	1.10%	1.16%	1.26%	1.22%
Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	1.47%	1.67%	1.41%	1.79%	1.48%

Supplemental Data
Net assets, end of year (000)	$136,643	$147,051	$127,418	$109,239	$164,383
Portfolio turnover	79%	81%	81%	120%	110%

1 Based on average shares outstanding.

2 Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

32	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Financial Highlights	Mid Cap Value Opportunities Portfolio

	Year Ended April 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.33	$10.06	$6.78	$9.97	$11.95
Net investment income[1]	0.16	0.19	0.15	0.15	0.13
Net realized and unrealized gain (loss)	(0.19)	2.27	3.26	(3.17)	(0.80)
Net increase (decrease) from investment operations	(0.03)	2.46	3.41	(3.02)	(0.67)
Dividends and distributions from:
Net investment income	(0.19)	(0.19)	(0.13)	(0.17)	(0.12)
Net realized gain	—	—	—	—	(1.19)
Total dividends and distributions	(0.19)	(0.19)	(0.13)	(0.17)	(1.31)
Net asset value, end of year	$12.11	$12.33	$10.06	$6.78	$9.97

Total Investment Return[2]
Based on net asset value	(0.10)%	24.81%	50.68%	(30.28)%	(6.54)%

Ratios to Average Net Assets
Total expenses	0.82%	0.82%	0.86%	0.86%	0.85%
Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	1.43%	1.84%	1.78%	1.86%	1.22%

Supplemental Data
Net assets, end of year (000)	$138,752	$141,588	$124,072	$105,399	$160,316
Portfolio turnover	64%	64%	81%	179%	148%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	33

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

Managed Account Series (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Delaware statutory trust. BlackRock U.S. Mortgage Portfolio, Global Small Cap Portfolio and Mid Cap Value Opportunities Portfolio (collectively, the “Portfolios” or individually, the “Portfolio”) are each a series of the Fund. The Portfolios are classified as diversified funds. Each Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. BlackRock U.S. Mortgage Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Investors may only purchase shares in Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio only by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: US GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Fund (the "Board"). The Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced ("TBA") commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Portfolios’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolios value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued

34	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Notes to Financial Statements (continued)

by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolios’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, a Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

A Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolios report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through

MANAGED ACCOUNT SERIES	APRIL 30, 2012	35

Notes to Financial Statements (continued)

securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Certain Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

TBA Commitments: Certain Portfolios may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Portfolios generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. The Portfolios account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase a Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, the Portfolios sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Portfolios receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolios and the counter-party over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Portfolio on an accrual basis. The Portfolios will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolios. If the interest expense exceeds the income earned, the Portfolios’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statements of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Portfolios continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolios’ obligation to repurchase the securities.

36	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolios either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), the Portfolios will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, dividends and distributions paid by each Portfolio are recorded on the ex-dividend dates. For BlackRock U.S. Mortgage Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolios earn dividend or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended April 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s US federal tax returns remains open for each of the four years ended April 30, 2012. The statute of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements, which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolios’ financial statement disclosures.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	37

Notes to Financial Statements (continued)

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Portfolio or its classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Portfolios and other shared expenses pro rated to the Portfolios are allocated daily to each class based on their relative net assets or other appropriate methods.

The Portfolios have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. A Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Portfolios bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolios do not give rise to coun-terparty credit risk, as options written obligate the Portfolios to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Portfolios may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement ("ISDA Master Agreement") implemented between a Portfolio and each of its respective counterparties. An ISDA Master Agreement allows each Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolios’ net assets decline by a stated percentage or the Portfolios fail to meet the terms of their ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Portfolios purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios enter into foreign currency exchange contracts as an economic hedge against either

38	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Notes to Financial Statements (continued)

specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolios, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolios are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Portfolios purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Portfolios purchase (write) an option, an amount equal to the premium paid (received) by the Portfolios is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Portfolios write a call option, such option is “covered,” meaning that the Portfolios hold the underlying instrument subject to being called by the option counterparty. When the Portfolios write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Portfolios bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolios may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolios purchasing or selling a security at a price different from the current market value.

Swaps: Certain Portfolios enter into swap agreements, in which the Portfolios and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Portfolios typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Portfolios’ exposure to the credit risk of the counterparty. These payments received or made by the Portfolios are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Portfolios will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — Certain Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Portfolios enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Portfolios may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or
MANAGED ACCOUNT SERIES	APRIL 30, 2012	39

Notes to Financial Statements (continued)

basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Portfolios will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Portfolios will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Certain Portfolios enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolios will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — Certain Portfolios enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2012
Asset Derivatives
		BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value — unaffiliated[2]	$734,251	—
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—	$2,018
Credit contracts	Unrealized appreciation on swaps; Investments at value — unaffiliated	2,175	—
Total		$736,426	$2,018

Liability Derivatives
		BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]; Investments at value — unaffiliated	$(866,392)	—
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	$(369)
Total		$(866,392)	$(369)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2012
Net Realized Gain (Loss) From
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
Interest rate contracts:
Financial futures contracts	$(1,390,569)	—
Swaps	(829,069)	—
Options[3]	(565,967)	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	—	$(11,130)
Credit contracts:
Swaps	438,523	—
Total	$(2,347,082)	$(11,130)
[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
40	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Notes to Financial Statements (continued)

Net Change in Unrealized Appreciation/Depreciation on
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
Interest rate contracts:
Financial futures contracts	$119,128	—
Swaps	211,623	—
Options[1]	(36,312)	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	—	$(2,208)
Credit contracts:
Swaps	2,175	—
Total	$(296,614)	$(2,208)
[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended April 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
Financial futures contracts:
Average number of contracts purchased	50	—
Average number of contracts sold	269	—
Average notional value of contracts purchased	$8,322,631	—
Average notional value of contracts sold.	$44,031,192	—
Foreign currency exchange contracts:
Average number of contracts — US dollars
purchased	—	7
Average number of contracts — US dollars
sold.	—	27
Average US dollar amounts purchased	—	$568,685
Average US dollar amounts sold.	—	$544,013
Options:
Average number of option contracts
purchased	173	—
Average number of option contracts written	129	—
Average notional value of option contracts
purchased	$409,875	—
Average notional value of option contracts
written	$322,500	—
Average number of swaption contracts
purchased	12	—
Average number of swaption contracts written	23	—
Average notional value of swaption contracts
purchased	$27,600,000	—
Average notional value of swaption contracts
written	$56,400,000	—
Credit default swaps:
Average number of contracts — buy protection	1	—
Average number of contracts — sell protection	1	—
Average notional value — buy protection	$2,654,154	—
Average notional value — sell protection.	$3,833,922	—
Interest rate swaps:
Average number of contracts — pays fixed rate	3	—
Average number of contracts — receives
fixed rate	4	—
Average notional value — pays fixed rate	$15,037,500	—
Average notional value — receives fixed rate	$11,558,750	—
Total return swaps:
Average number of contracts	4	—
Average notional value	$7,758,310	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2012, the PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund, on behalf of each Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio. For such services, from May 1, 2011 through May 31, 2011, each Portfolio paid the Manager a monthly fee based on a percentage of each Portfolio’s average daily net assets at the following annual rates:

Investment Advisory Fee
BlackRock U.S. Mortgage Portfolio	0.46%
Global SmallCap Portfolio	0.85%
Mid Cap Value Opportunities Portfolio	0.65%

Effective June 1, 2011, each Portfolio paid the Manager a monthly fee based on a percentage of each Portfolio’s average daily net assets at the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
First $1 billion	0.46%	0.85%	0.65%
$1 – $3 billion	0.43%	0.80%	0.61%
$3 – $5 billion	0.41%	0.77%	0.59%
$5 – $10 billion	0.40%	0.74%	0.57%
Greater than $10 billion	0.39%	0.72%	0.55%

The Manager has contractually agreed to waive and/or reimburse fees or expenses of BlackRock U.S. Mortgage Portfolio, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to September 1, 2012 unless approved by the Board, including a majority of the Independent Trustees. The expense limitations as a percentage of average daily net assets are as follows:

Investor A	0.93%
Investor C	1.68%

The Manager has contractually agreed to waive all fees and pay or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, except extraordinary expenses, interest expense, dividend expense and acquired fund fees and expenses. This agreement has no fixed term. Although Global SmallCap Portfolio and

MANAGED ACCOUNT SERIES	APRIL 30, 2012	41

Notes to Financial Statements (continued)

Mid Cap Value Opportunities Portfolio do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each of these Portfolios is an investment option for certain “wrap-fee” or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Portfolio which are included in fees waived and reimbursed by advisor in the Statements of Operations. The waivers were as follows:

Investment Advisory Fee Waived
Global SmallCap Portfolio	$ 1,109,747
Mid Cap Value Opportunities Portfolio	$ 854,602

In addition, for the year ended April 30, 2012, the Manager reimbursed each Portfolio’s operating expenses as follows, which are included in fees waived and reimbursed by advisor in the Statements of Operations:

Reimbursement from Advisor
Global SmallCap Portfolio	$ 377,284
Mid Cap Value Opportunities Portfolio	$ 218,126

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees BlackRock U.S. Mortgage Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with BlackRock U.S. Mortgage Portfolio’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations.

The Manager, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”) and, on behalf of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, entered into sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”). BFM and BIM are affiliates of the Manager. The Manager pays the sub-advisors for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Manager.

For the year ended April 30, 2012, each Portfolio reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock U.S. Mortgage Portfolio	$ 1,236
Global SmallCap Portfolio	$ 1,045
Mid Cap Value Opportunities Portfolio	$ 1,073

The Fund, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL“), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, BlackRock U.S. Mortgage Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

	Service Fee	Distribution Fee
Institutional	—	—
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended April 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of BlackRock U.S. Mortgage Portfolio’s Investor A Shares of $590.

The Fund received an exemptive order from the SEC permitting the Portfolios, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on the reinvestment of cash collateral is shown as securities lending— affiliated in the Statements of Operations. For the year ended April 30, 2012, BIM received securities lending agent fees related to securities lending agent activities for the Funds as follows:

Global SmallCap Portfolio	$11,125
Mid Cap Value Opportunities Portfolio	$ 2,747

Certain officers and/or Trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

42	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended April 30, 2012, were as follows:

	Purchases	Sales
BlackRock U.S. Mortgage Portfolio	$6,173,351,211	$6,178,897,679
Global SmallCap Portfolio	$102,142,225	$99,863,066
Mid Cap Value Opportunities Portfolio	$82,945,879	$84,830,744

Purchases and sales of US government securities for BlackRock U.S. Mortgage Portfolio for the year ended April 30, 2012 were $29,954,287 and $22,385,977, respectively.

Purchases and sales of mortgage dollar rolls for BlackRock U.S. Mortgage Portfolio for the year ended April 30, 2012 were $2,098,394,007 and $2,099,323,861, respectively.

Transactions in options written for BlackRock U.S. Mortgage Portfolio for the year ended April 30, 2012, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	$23,700	$933,224
Options written	47	25,300	784,455
Options expired	—	—	—
Options closed	—	(33,200)	(1,151,935)
Options exercised	(47)	(12,600)	(394,984)
Outstanding options, end of year	—	$3,200	$170,760

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	168	$23,700	$970,863
Options written	265	46,100	1,083,014
Options expired	(345)	(12,600)	(480,812)
Options closed	—	(33,200)	(1,157,617)
Options exercised	—	—	—
Outstanding options, end of year	88	$24,000	$415,448

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2012 attributable to the accounting for swap agreements, foreign currency transactions, the sale of stock of passive foreign investment companies and net paydown losses were reclassified to the following accounts:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
Undistributed (distribution in excess of) net investment income	$(401,243)	$256,528
Undistrubuted net realized gain (accumulated net realized loss)	$401,243	$(256,528)

The tax character of distributions paid during the fiscal years ended April 30, 2012 and April 30, 2011 was as follows:

		BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opporunities Portfolio
Ordinary income	04/30/12	$11,181,777	$2,993,869	$2,180,012
	04/30/11	9,643,052	2,863,128	2,289,882
Long-term capital gains	04/30/12	—	—	—
	04/30/11	2,229,322	—	—
Total	04/30/12	$11,181,777	$2,993,869	$2,180,012
	04/30/11	$11,872,374	$2,863,128	$2,289,882

As of April 30, 2012, the tax components of accumulated net earnings were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opporunities Portfolio
Undistributed ordinary income	$1,865,581	$3,044,970	$270,497
Capital loss carryforwards	—	(7,451,983)	(14,392,138)
Net unrealized gains[1]	2,509,127	17,523,516	24,530,065
Qualified late-year losses[2]	(352,709)	(1,637,989)	—
Total	$4,021,999	$11,478,514	$10,408,424
[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain foreign currency, futures and options contracts.
[2]	The Portfolios have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2013.

As of April 30, 2012, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
2018	$7,451,983	$14,392,138

MANAGED ACCOUNT SERIES	APRIL 30, 2012	43

Notes to Financial Statements (continued)

As of April 30, 2012, gross unrealized appreciation and gross depreciation based on cost for federal income tax purposes were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opporunities Portfolio
Tax cost	$515,932,612	$122,277,849	$118,729,044
Gross unrealized appreciation.	$4,836,285	$27,340,649	$28,989,957
Gross unrealized depreciation	(1,889,347)	(9,817,967)	(4,459,892)
Net unrealized appreciation (depreciation)	$2,946,938	$17,522,682	$24,530,065

6. Borrowings:

The Fund, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees, which were allocated to the Portfolios based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees, which were allocated to the Portfolios based on their net assets as of October 31, 2011. The Portfolios did not borrow under the credit agreement during the year ended April 30, 2012.

For the year ended April 30, 2012, the BlackRock U.S. Mortgage Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury roll transactions was approximately $14,942,000 and the daily weighted average interest rate was 0.19%.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage coun-terparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolios.

As of April 30, 2012, Mid Cap Value Opportunities Portfolio invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

As of April 30, 2012, Global SmallCap Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fields	6%
Machinery	6
Chemicals	5
Commercial Banks	5
Other[1]	78
[1]	All other industries held were each less than 5% of long-term investments.
44	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in capital shares for each Portfolio were as follows:

	Year Ended April 30, 2012		Year Ended April 30, 2011
BlackRock U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,962,160	$50,866,854	3,767,119	$38,924,075
Shares issued to shareholders in reinvestment of dividends	90,851	923,062	—	—
Shares redeemed	(4,259,787)	(43,977,943)	(2,572,644)	(27,092,460)
Net increase	793,224	$7,811,973	1,194,475	$11,831,615

Investor A
Shares sold	247,209	$2,540,780	922	$10,000
Shares issued to shareholders in reinvestment of dividends	9,739	98,096	—	—
Shares redeemed	(12,477)	(126,428)	—	—
Net increase	244,471	$2,512,448	922	$10,000

Investor C
Shares sold	95,948	$986,331	922	$10,000
Shares issued to shareholders in reinvestment of dividends	1,860	18,717	—	—
Shares redeemed	(777)	(7,946)	—	—
Net increase	97,031	$997,102	922	$10,000
Total Net Increase	1,134,726	$11,321,523	1,196,319	$11,851,615

Global SmallCap Portfolio
Shares sold	2,343,299	$28,119,577	2,506,544	$29,320,600
Shares redeemed	(2,103,951)	(25,416,699)	(3,005,392)	(35,114,116)
Net increase (decrease)	239,348	$2,702,878	(498,848)	$(5,793,516)

Mid Cap Value Opportunities Portfolio
Shares sold	2,212,112	$24,763,827	2,716,968	$27,945,316
Shares redeemed	(2,240,694)	(25,513,507)	(3,560,092)	(37,208,226)
Net decrease	(28,852)	$(749,680)	(843,124)	$(9,262,910)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Managed Account Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Account Series (the “Fund”), comprising BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio as of April 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Managed Account Series as of April 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
June 22, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended April 30, 2012.

	Payable Date/ Month(s) Paid	BlackRock U.S. Mortgage Portfolio	Global Small Cap Portfolio	Mid Cap Value Opportunities Portfolio
Qualified Dividend Income for Individuals
	7/22/11	—	42.61%	85.49%
	12/09/11	—	64.93%	80.30%
Dividends Qualifying for the Dividend
Received Deduction for Corporations	7/22/11	—	8.12%	88.65%
	12/09/11	—	26.02%	80.63%
Interest-Related Dividends and Short-Term
Capital Gain Dividends for Non-U.S. Residents[1]	5/01/11 – 4/30/12	100%	—	—
Federal Obligation Interest[2]
	5/01/11 – 4/30/12	0.44%	—	—
[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
[2]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
46	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2005	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (tele- communications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2005	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None

MANAGED ACCOUNT SERIES	APRIL 30, 2012	47

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None
[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]	Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of US Mutual Funds since 2011; Chair of the US Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 281 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the
			Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 281 Portfolios	None
[3]	Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
48	MANAGED ACCOUNT SERIES	APRIL 30, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
[1]	Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[1] Boston, MA 02110	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock Financial Management, Inc.[1] New York, NY 10055	Brown Brothers Harriman & Co.[2] Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019
BlackRock Investment Management, LLC[2] Princeton, NJ 08540	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

[1]	For BlackRock U.S. Mortgage Portfolio.
[2]	For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.
MANAGED ACCOUNT SERIES	APRIL 30, 2012	49

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section 3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that a Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how a Portfolio voted proxies relating to securities held in the Portfolios’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders of BlackRock U.S. Mortgage Portfolio who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders of BlackRock U.S. Mortgage Portfolio can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	MANAGED ACCOUNT SERIES	APRIL 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock International Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund
BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

MANAGED ACCOUNT SERIES	APRIL 30, 2012	51

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Shares of each Portfolio, except BlackRock U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

#MAS-4/12-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Global SmallCap Portfolio	$28,200	$27,700	$0	$0	$12,400	$27,900	$0	$0
Mid Cap Value Opportunities Portfolio	$27,900	$27,500	$0	$0	$12,350	$12,350	$0	$0
BlackRock U.S. Mortgage Portfolio	$34,000	$30,400	$0	$2,500	$29,550	$13,550	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

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	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Global SmallCap Portfolio	$12,400	$27,900
Mid Cap Value Opportunities Portfolio	$12,350	$12,350
BlackRock U.S. Mortgage Portfolio	$29,550	$16,050

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Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)	–	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

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(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

Managed Account Series

Date: July 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

Managed Account Series

Date: July 2, 2012

By:     /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

Managed Account Series

Date: July 2, 2012

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